UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

September 23, 2009

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Broad Street, Charleston, South Carolina	29401
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (843) 529-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement

As described in its press release, dated September 24, 2009, and its final prospectus supplement, dated September 23, 2009, (the “Prospectus Supplement”) and filed on September 24, 2009 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), First Financial Holdings, Inc. (the “Company”) and its financial institution subsidiary, First Federal Savings and Loan Association of Charleston (the “Association”), entered into an underwriting agreement on September 23, 2009 (the “Underwriting Agreement”) with Sandler O’Neill + Partners, L.P. as representative of the underwriters (the “Underwriters”) providing for the offer and sale in a firm commitment offering of 4,193,550 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), sold by the Company at a price of $15.50 per share ($14.609 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 629,032 shares of the Company’s Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

A copy of the opinion of Breyer & Associates PC relating to the validity of the shares of Common Stock offered pursuant to the Prospectus Supplement is attached as Exhibit 5.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On September 24, 2009, the Company announced that the Company had priced a public offering of 4,193,550 shares. The Company has also granted the underwriters a 30-day option to purchase up to an additional 629,032 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

1.1	Underwriting Agreement dated September 23, 2009, by and among First Financial Holdings, Inc., First Federal Savings and Loan Association of Charleston and Sandler O’Neill + Partners, L.P.

5.1	Opinion of Breyer & Associates PC

23.1	Consent of Breyer & Associates PC (included in the opinion filed in Exhibit 5.1)

99.1	Press release dated September 24, 2009 announcing the execution and delivery of the Underwriting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

DATE: September 23, 2009	By:	/s/ R. Wayne Hall
R. Wayne Hall
Executive Vice President and Chief Financial Officer